Exhibit 10.1

FIRST AMENDMENT LETTER AGREEMENT

April 13, 2007

EXCO Resources, Inc.
12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Attention: William L. Boeing

Gentlemen:

Reference is hereby made to that certain Purchase and Sale Agreement executed on February 1, 2007, and dated effective as of January 1, 2007 (the “Purchase Agreement”), by and among Anadarko Petroleum Corporation, Anadarko E&P Company LP, Howell Petroleum Corporation and Kerr-McGee Oil & Gas Onshore LP, as “Seller”, and EXCO Resources, Inc., as “Purchaser”. Notwithstanding anything contained in the Purchase Agreement to the contrary, Purchaser shall indemnify, defend, and hold harmless the Seller Indemnified Persons from and against any and all Losses, asserted against, resulting from, imposed upon, or incurred or suffered by any Seller Indemnified Person, directly or indirectly, to the extent resulting from, arising out of, or relating to any Proceedings for personal injury or death to any of the individuals identified on Schedule 1 attached hereto that arises or occurs during the time period beginning on April 16, 2007 and continuing through the Closing Date. In connection therewith, Seller’s indemnification obligation provided in 11.5(c) shall be subject to and limited by the foregoing indemnification.

Except as amended hereby, the Purchase Agreement shall continue in full force and effect in accordance with its original terms. Any capitalized term used, but not otherwise defined herein shall have the meaning given to such term in the Purchase Agreement.

If Purchaser is in agreement with the foregoing, please execute in the space provided below.

Very truly yours,

ANADARKO PETROLEUM CORPORATION

By:	/s/ Albert L. Richey
Albert L. Richey
Vice President, Corporate Development

ANADARKO E&P COMPANY LP

		By:	/s/ Albert L. Richey
Albert L. Richey
Vice President, Corporate Development

HOWELL PETROLEUM CORPORATION

		By:	/s/ Albert L. Richey
Albert L. Richey
Vice President, Corporate Development

KERR-McGEE OIL & GAS ONSHORE LP

		By:	/s/ Albert L. Richey
Albert L. Richey
Vice President, Corporate Development

ACCEPTED AND AGREED TO THIS 13th DAY OF APRIL, 2007 EXCO RESOURCES, INC.

By:	/s/ William L. Boeing
William L. Boeing
Vice President, General Counsel & Secretary